Equity	12 Months Ended
Dec. 31, 2022
Disclosure of Share Capital Reserves and Other Equity Interest [Abstract]
Equity

22. Equity

A. Capital

On February 28, 2022, in accordance with the terms and conditions of the convertible bond, the holders of 11,000 convertible bonds, with a par value of US$1,000 each and for a principal amount equivalent to US$11 million, excercised their conversion right. The Company issued provisional certificates for 37,801,073 new voting common shares, with a par value of S/1.00 each, fully subscribed and paid-in. Therefore, the Company increased its capital stock from S/ 871,917,855 to S/ 909,718,928.

Additionally, on March 31, 2022, holders of 78,970 convertible bonds each for a face value of US$ 1,000 and for a principal amount equivalent to US$78.9 million, exercised their conversion right. The Company converted the bonds and paid the accrued interest to the bondholders. As a result, the Company issued provisional certificates for 287,261,051 new common shares. Therefore, the Company’s capital stock increased from S/909,718,928 to S/1,196,979,979. After this last operation, the convertible bonds were paid in full (Note 18.(d)).

On December 1, 2022, the capital increases were registered and the bylaws were amended, confirming that the Company’s capital amounts to S/ 1,196,979,979, the par value of the shares is S/ 1.00 each, fully subscribed and paid-off and with voting rights.

As of December 31, 2022, a total of 130,025,625 shares is represented in ADSs, equivalent to 8,668,375 ADS at a ratio of 15 shares per ADS.

As of December 31, 2021, a total of 136,637,740 shares were represented in ADSs, equivalent to 27,327,548 ADS at a ratio of 5 shares per ADS.

As of December 31, 2022, the Company’s shares registered a stock price quotation at the end of the year of S/ 0.83 per share and a trading frequency of 75% (S/ 1.37 per share and a trading frequency of 77.27% as of December 31, 2021).

B. Legal Reserve

According to the Business Companies Act, any company is required to allocate at least 10% of its free withdrawal profits to a legal reserve. This allocation is required until the reserve equals 20% of paid-in capital. In the absence profits or free withdrawal reserves, the legal reserve may be applied to offset losses and shall be replaced with profits from subsequent fiscal years. This reserve may be capitalized and its replacement is also mandatory.

C. Voluntary reserve

As of December 31, 2021 and 2022, this reserve amounting to S/29.97 million is related to the excess of legal reserve. This reserve is over above the requirement to make a reserve until reaching the equivalent of 20% of the paid-in capital.

D. Share premium

This item includes the excess of total income obtained by shares issued in 2013 in contrast to their face value of S/1,055.5 million and those shares issued in 2019 amounting to S/138.1 million.

In addition, this item recognizes the difference between the face value and transaction value for the acquisitions of shares in non-controlling interests.

E. Retained earnings

Dividends distributed to shareholders, other than domiciled legal entities, are subject to rates of 4.1% (profits until 2014), 6.8% (2015 and 2016 profits) and 5.0% (2017 profits onwards) for income tax charged to such shareholders. Said tax is withheld and settled by the Company. Dividends for fiscal years 2021 and 2022 were not distributed (Note 32).